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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-10
                            POOL PROFILE (3/20/2001)

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

                                            -----------------     -----------------
                                                  BID                TOLERANCE

                                            -----------------     -----------------
     AGGREGATE PRINCIPAL BALANCE                $300,000,000            (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-May-01
     INTEREST RATE RANGE                     6.000% - 9.000%
     GROSS WAC                                         7.65%           (+/- 5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps
     MASTER SERVICING FEE                            1.7 bps
     WAM (in months)                                     357          (+/- 2 month)

     WALTV                                               73%          (maximum 79%)

     CALIFORNIA %                                        32%          (maximum 40%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                1%          (maximum  5%)

     AVERAGE LOAN BALANCE                           $395,000     (maximum $415,000)
     LARGEST INDIVIDUAL LOAN BALANCE                $999,999   (maximum $2,000,000)

     CASH-OUT REFINANCE %                                16%         (maximum  20%)

     PRIMARY RESIDENCE %                                 95%          (minimum 90%)

     SINGLE-FAMILY DETACHED %                            91%          (minimum 87%)

     FULL DOCUMENTATION %                                91%          (minimum 88%)

     PREPAYMENT PENALTY %                                 0%           (maximum 1%)

     UNINSURED > 80% LTV %                                1%           (maximum 2%)

     TEMPORARY BUYDOWNS                                   0%          (maximum  1%)




      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
         MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
             SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-10
                               PRICING INFORMATION

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

    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.10%

    PRICING DATE                                            TBD

    FINAL STRUCTURE DUE DATE                          10-May-01        9:00 AM

    SETTLEMENT DATE                                   30-May-01

    ASSUMED SUB LEVELS                                      AAA        TBD
                                                             AA        TBD
                                                              A        TBD
                                                            BBB        TBD
                                                             BB        TBD
                                                              B        TBD

                                              Note:  AAA Class will be rated by two rating agencies.
                                              AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
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*   THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
    ----------------------------------------------

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-10. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

    WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185


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